ITEM 77O


Form N-SAR

Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Global Bond Portfolio

Issuer:						AOL Time Warner Inc.

Date of Offering:				03/04/02

Principal Amount of Total Offering:		$996,810,000

Unit Price:					$99.681

Underwriting Spread or Commission:		$2.49 / Share

Dollar Amount of Purchase:			$1,196,172

Number of Shares Purchased:			1,200,000 Shares

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		J. P. Morgan

Underwriting Syndicate Members:		Bank of America Securities LLC, J.
P. Morgan Securities, Morgan
						Stanley, Salomon Smith Barney





Form N-SAR

Name of Registrant:		SunAmerica  Series Trust

Name of Portfolio:		Small Cap Value Portfolio

Issuer:						Pacer International, Inc.

Date of Offering:				06/12/02

Principal Amount of Total Offering:		$210,000,000

Unit Price:					$15.00

Underwriting Spread or Commission:		$1.05 / Share

Dollar Amount of Purchase:			$21,000.00

Number of Shares Purchased:			1,400 Shares

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 28 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Credit Suisse First Boston

Underwriting Syndicate Members:		Credit Suisse First Boston Corp.,
Bear, Stearns & Co., Inc., Deutsche
						Bank Securities, Inc., J. P. Morgan
Securities, Inc., UBS Warburg LLC,
CIBC World Markets Corp., Credit
Lyonnais Securities (USA) Inc.,
A.G. Edwards & Sons, Inc., Inverned
Associates LLC, Ladenburg
Thalmann & Co., Inc., Lazard Freres
& Co., LLC, Legg Mason Wood
Walker, Incorporated, Morgan
Keegan & Company, Inc., Prudential
Securities Incorporated, Raymond
James & Associates, Inc., Stephens
Inc., BB&T Capital Markets,
Chatsworth Securities LLC, U.S.
Bancorp Piper Jaffray Inc.








Form N-SAR

Name of Registrant:		SunAmerica  Series Trust

Name of Portfolio:		Marsico Growth Portfolio

Issuer:						Travelers Property Casualty Corp.

Date of Offering:				03/21/02

Principal Amount of Total Offering:		$3,885,000,000

Unit Price:					$18.50

Underwriting Spread or Commission:		$0.463 / Share

Dollar Amount of Purchase:			$251,193

Number of Shares Purchased:			13,518 Shares

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Goldman Sachs, J.P. Morgan Chase,
Lehman Brothers, Merrill Lynch
						Equities, Morgan Stanley, Salomon
Smith Barney, UBS Warburg

Underwriting Syndicate Members:		Salomon Smith Barney, Credit
Suisse First Boston, Goldman, Sachs &
						Co., Lehman Brothers, Merrill Lynch
& Co., Morgan Stanley,
						Banc of America Securities LLC,
Bear, Stearns & Co. Inc., Blaylock
						& Partners, L.P., Deutsche Banc
Alex. Brown, Fox-Pitt, Kelton,
						JP Morgan, Neuberger Berman LLC,
UBS Warburg, The Williams
						Capital Group, LP.









Form N-SAR

Name of Registrant:		SunAmerica  Series Trust

Name of Portfolio:		Worldwide High Income Portfolio

Issuer:				Federative Republic of Brazil


Date of Offering:				04/11/02

Principal Amount of Total Offering:		$980,860,000

Unit Price:					$0.98086

Underwriting Spread or Commission:		$0.00 / Share

Dollar Amount of Purchase:			$87,549,896

Number of Shares Purchased:			892,583 Shares

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		J.P. Morgan Chase

Underwriting Syndicate Members:		J.P. Morgan Securities Inc., Morgan
Stanley & Co. Incorporated








Form N-SAR

Name of Registrant:		SunAmerica  Series Trust

Name of Portfolio:		Worldwide High Income Portfolio

Issuer:				Rep of Philippines


Date of Offering:				01/09/02

Principal Amount of Total Offering:		$744,975,000

Unit Price:					$0.9933

Underwriting Spread or Commission:		$0.60 / Share

Dollar Amount of Purchase:			$536,387

Number of Shares Purchased:			540,000 Shares

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Credit Suisse First Boston Corp

Underwriting Syndicate Members:		J.P. Morgan Securities Inc., Morgan
Stanley & Co. Incorporated &
	Credit Suisse First Boston Corp.








Form N-SAR

Name of Registrant:		SunAmerica  Series Trust

Name of Portfolio:		Worldwide High Income Portfolio

Issuer:				Rep of Malaysia


Date of Offering:				03/05/02

Principal Amount of Total Offering:		$78,576,750

Unit Price:					$1.04769

Underwriting Spread or Commission:		$0.35 / Share

Dollar Amount of Purchase:			$377,168

Number of Shares Purchased:			360,000 Shares

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		UBS Warburg

Underwriting Syndicate Members:		UBS Warburg & Morgan Stanley &
Co. Incorporated






Form N-SAR

Name of Registrant:		SunAmerica  Series Trust

Name of Portfolio:		Worldwide High Income Portfolio

Issuer:				Rep of Philippines


Date of Offering:				03/05/02

Principal Amount of Total Offering:		$99,351,000

Unit Price:					$0.99351

Underwriting Spread or Commission:		$0.32 / Share

Dollar Amount of Purchase:			$566,301

Number of Shares Purchased:			570,000 Shares

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Morgan Stanley & Co. Incorporated

Underwriting Syndicate Members:	J.P. Morgan Securities Inc., Deutsche
Banc Alex Brown, HSBC & Morgan
Stanley & Co. Incorporated







Form N-SAR

Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Technology Portfolio

Issuer:						Sabre Holdings Corporation

Date of Offering:				04/04/02

Principal Amount of Total Offering:		$364,900,000

Unit Price:					$44.50

Underwriting Spread or Commission:		$1.220 / Share

Dollar Amount of Purchase:			$6,138,775

Number of Shares Purchased:			137,950

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Goldman Sachs

Underwriting Syndicate Members:		Bear, Stearns & Co., Inc., Goldman,
Sachs & Co., Morgan Stanley
						& Co. Incorporated, Banc of
America Securities LLC, Credit Suisse
						First Boston Corporation, J.P.
Morgan Securities Inc.






Form N-SAR

Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Technology Portfolio

Issuer:						Carolina Group

Date of Offering:				01/31/02

Principal Amount of Total Offering:		$875,700,000

Unit Price:					$28.00

Underwriting Spread or Commission:		$1.33/ Share

Dollar Amount of Purchase:			$128,800

Number of Shares Purchased:			4,600

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased:	Lehman Brothers

Underwriting Syndicate Members:	Salomon Smith Barney, Morgan
Stanley, CS First Boston, Goldman
Sachs & Co., Lehman Brothers,
Merrill Lunch & Co., Banc of
America Securities LLC, JP Morgan
& UBS Warburg






Form N-SAR

Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Technology Portfolio

Issuer:						Blue Airways

Date of Offering:				04/11/02

Principal Amount of Total Offering:		$158,400,009

Unit Price:					$27.00

Underwriting Spread or Commission:		$1.230 / Share

Dollar Amount of Purchase:			$72,900

Number of Shares Purchased:			2,700

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Raymond James

Underwriting Syndicate Members:		Morgan Stanley & Co. Incorporated,
Merrill Lynch, Pierce, Fenner &
						Smith Incorporated, Raymond James
& Associates, Inc., UBS Warburg
						LLC, Arnold and S. Bleichroeder
Inc., M.R. Beal & Company, BNP
						Paribas Securities Corp., Credit
Lyonnais Securities (USA) Inc.,
						HVB Capital Markets, Inc., Samuel
A. Ramirez & Company, Inc.







Form N-SAR

Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Technology Portfolio

Issuer:						Premcor

Date of Offering:				04/29/02

Principal Amount of Total Offering:		$432,000,000

Unit Price:					$24.00

Underwriting Spread or Commission:		$0.980 / Share

Dollar Amount of Purchase:			$115,200

Number of Shares Purchased:			4,600

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Credit Suisse First Boston

Underwriting Syndicate Members:		Morgan Stanley & Co. Incorporated,
Credit Suisse First Boston Corp.,
						Goldman, Sachs & Co., Salomon
Smith Barney Inc., Deutsche Bank
						Securities Inc., Bear, Stearns & Co.
Inc., Credit Lyonnais Securities
(USA) Inc., Fahnestock & Co. Inc.,
Friedman, Billings, Ramsey & Co.,
Inc., Petrie Parkman & Co.,
Prudential Securities Incorporated,
Raymond James & Associates, Inc.,
Robertson Stephens, Inc.,
Smith, Moore & Co., TD Securities
(USA) Inc.






Form N-SAR

Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Technology Portfolio

Issuer:						LIN TV Corp.

Date of Offering:				05/03/02

Principal Amount of Total Offering:		$374,000,000

Unit Price:					$22.00

Underwriting Spread or Commission:		$0.790 / Share

Dollar Amount of Purchase:			$2,420

Number of Shares Purchased:			110

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Bear Stearns

Underwriting Syndicate Members:		Deutsche Bank Securities, Inc., Bear,
Stearns & Co. Inc.,
						J.P.Morgan Securities Inc., Credit
Suisse First Boston Corporation,
						Morgan Stanley & Co. Incorporated,
A.G. Edwards & Sons, Inc.,
						Allen & Company Incorporated,
Goldman, Sachs & Co., Merrill
						Lynch, Pierce, Fenner & Smith
Incorporated, Robertson Stephens, Inc.,
						E*Trade Securities, Incorporated,
First Southwest Company,
						Gabelli & Company, Inc., Sanders
Morris Harris Inc.






Form N-SAR

Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Technology Portfolio

Issuer:						LIN TV Corp.

Date of Offering:				05/03/02

Principal Amount of Total Offering:		$374,000,000

Unit Price:					$22.00

Underwriting Spread or Commission:		$0.790 / Share

Dollar Amount of Purchase:			$1,597,200

Number of Shares Purchased:			72,600

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		Deutsche Banc

Underwriting Syndicate Members:		Deutsche Bank Securities, Inc., Bear,
Stearns & Co. Inc.,
						J.P.Morgan Securities Inc., Credit
Suisse First Boston Corporation,
						Morgan Stanley & Co. Incorporated,
A.G. Edwards & Sons, Inc.,
						Allen & Company Incorporated,
Goldman, Sachs & Co., Merrill
						Lynch, Pierce, Fenner & Smith
Incorporated, Robertson Stephens, Inc.,
						E*Trade Securities, Incorporated,
First Southwest Company,
						Gabelli & Company, Inc., Sanders
Morris Harris Inc.






Form N-SAR

Name of Registrant:		SunAmerica Series Trust

Name of Portfolio:		Technology Portfolio

Issuer:						LIN TV Corp.

Date of Offering:				05/03/02

Principal Amount of Total Offering:		$374,000,000

Unit Price:					$22.00

Underwriting Spread or Commission:		$0.790 / Share

Dollar Amount of Purchase:			$626,780

Number of Shares Purchased:			28,490

Offering Type:					U. S. Registered

Years of Continuous Operations:		The company has been in continuous
operation for greater than 3 years.

Name(s) of Underwriter(s) or
    Dealer(s) from whom Purchased:		J.P. Morgan Chase

Underwriting Syndicate Members:		Deutsche Bank Securities, Inc., Bear,
Stearns & Co. Inc.,
J.P. Morgan Securities Inc., Credit
Suisse First Boston Corporation,
						Morgan Stanley & Co. Incorporated,
A.G. Edwards & Sons, Inc.,
						Allen & Company Incorporated,
Goldman, Sachs & Co., Merrill
						Lynch, Pierce, Fenner & Smith
Incorporated, Robertson Stephens, Inc.,
						E*Trade Securities, Incorporated,
First Southwest Company,
						Gabelli & Company, Inc., Sanders
Morris Harris Inc.